EXHIBIT 32.1

                 CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                      AND CHIEF FINANCIAL OFFICER OF
                       MOUNTAIN STATES HOLDING, INC.
                     PURSUANT TO 18 U.S.C. SECTION 1350


     I hereby certify that, to the best of my knowledge, the Quarterly Report on Form 10-QSB of Mountain States Holding, Inc. for the period ending June 30, 2003:

     (1) complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of Mountain States Holding, Inc.




/s/ Mark E. Massa
------------------------------
Mark E. Massa
Chief Executive Officer
and Chief Financial Officer
August 14, 2003

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Mountain States Holding, Inc. and will be retained by Mountain States Holding, Inc. and furnished to the Securities and Exchange Commission upon request.